UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Silver Star Properties REIT, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On June 20, 2025, Silver Star Properties REIT, Inc. (“Silver Star” or the “Company”) is issuing Proxy Statement Supplement information. The Record Date for the 2025 Annual Meeting is now June 20, 2025. The meeting date for the 2025 Annual Meeting is now Tuesday, July 15, 2025 at 10 AM Central Time. See below for additional details.

PROXY STATEMENT SUPPLEMENT

This Proxy Statement Supplement (this “Proxy Statement Supplement”) is provided in conjunction with the Company’s Definitive Proxy Statement on Form 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on May 29, 2025.

The Board of Directors of Silver Star Properties REIT, Inc. (the “Company") has determined, that in light of and in response to certain recent developments which are further explained herein, to change the record date and the meeting date for the 2025 Annual Meeting.

The Record Date for the 2025 Annual Meeting is now June 20, 2025. The meeting date for the 2025 Annual Meeting is now Tuesday, July 15, 2025 at 10 AM Central Time.

On November 8, 2024, the Board of Directors of the Company authorized, and the Company declared, a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock par value $0.001 per share, of the Company (the "Common Stock"). The dividend was payable on November 8, 2024, to the stockholders of record at the close of business on November 8, 2024.

The description and terms of the Rights are set forth in a Rights Agreement dated as of November 8, 2024, as the same may be amended from time to time (the “Rights Agreement”), between the Company and VISTRA USA, LLC, as Rights Agent (the “Rights Agent”).

On June 16, 2025, the Board of the Company determined that certain shareholders had become Acquiring Persons pursuant to the Rights Agreement causing a Flip-In Event, and the Board set June 16, 2025 as the date for the exchange of Rights in accordance with the Rights Agreement.

The Rights Agreement provides that if any Person becomes an Acquiring Person (the first occurrence of such event begin referred to as the Flip-In Event), then pursuant to Section 24 of the Rights Agreement, the Board may, at its option, at any time after the Flip-In Event, exchange all or part of the outstanding Rights (which shall not include Rights that have become void pursuant to the Rights Agreement) for shares of Common Stock at an exchange ratio of TWO shares of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar adjustment.

By order of the Board, the Rights owned by all shareholders, other than Acquiring Persons whose Rights have become void pursuant to the Rights Agreement, are being exchanged for TWO shares of Common Stock and the Rights are cancelled. The Common Stock referred to herein is being [has been] issued and credited to shareholder accounts maintained by the transfer agent on or about June 20, 2025 and effective as of June 16, 2025.

The Company has issued 118,538,130 shares of Common Stock in connection with the Rights redemption referred to above. As of June 19, 2025, the total number of issued and outstanding shares of Common Stock is 185,910,182.

About the 2025 Annual Meeting

The purpose of the meeting is, in part one, to provide stockholders with the opportunity to vote whether to execute an alternate strategy and pivot the Company into self-storage and satisfy the court’s order. Next, in part two, as the Executive Committee determines, such other business as may properly come before the meeting or any adjournment or postponement thereof, including, as may be considered at the discretion of the Chairman.

The Proposals for the 2025 Annual Meeting are unchanged.

The Proposals offered for shareholder consideration and vote are:

PROPOSAL NO. 1

The election to execute an alternative strategy and pivot into self-storage and not liquidate.

The Board recommends a vote FOR this proposal. This proposal will be considered at the 2025 Annual Meeting.

PROPOSAL NO. 2

Ratification of the appointment of CBIZ CPAs as the Company’s independent registered public accounting firm.

The Board recommends a vote FOR this proposal. This proposal will be considered at the 2025 Annual Meeting.

PROPOSAL NO. 3

To elect THREE directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

The Board recommends that you vote FOR each of the nominees – Gerald W. Haddock, Jack I. Tompkins and James S. Still.

The Board recommends that you vote WITHHOLD for each of the nominees – Allen Hartman, Brent Longnecker and Benjamin Thomas.

This proposal MAY, at the discretion of the Chairman, be considered at the 2025 Annual Meeting.

NOTE: subsequent to the filing of the Company’s Definitive Proxy Statement, the results of the final voting results of the Company’s January 2024 Consent Solicitation were tabulated by the Company's independent Inspector of Election, American Election Services, LLC. The shareholders voted to elect Gerald W. Haddock, James Still, and Jack Tompkins to the Board of Directors by obtaining 51.33% of all shares outstanding and 81.48% of the shares consented. Effective January 29, 2024, Allen Hartman is no longer a board member of the Company.

Update regarding certain General Information about the Proxy Statement

The purpose of this Proxy Statement Supplement is to provide supplemental or revised information regarding the Proxy Statement.

When is the 2025 Annual Meeting and where will it be held?

The meeting will be held on Tuesday, July 15, 2025, at 10:00 A.M. Central Time. The meeting will be completely virtual and conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the meeting by first registering at https://web.viewproxy.com/silverstarreit/2025 no later than July 14, 2025 at 11:59 P.M. Central Time. After registering, you will receive a meeting invitation and password by e-mail with your unique link to join the meeting.

Stockholders will be able to listen, vote and submit questions during the virtual meeting. Holders of record on our common stock as of June 20, 2025, are entitled to notice, if not previously notified, and to vote at, at the meeting.

Who can vote?

Our Executive Committee has fixed the close of business on June 19, 2025 as the new Record Date. On the Record Date, there were 185,910,182 shares of common stock outstanding, which was held by approximately 4,644 holders of record including persons who hold shares for an indeterminate number of beneficial owners. Each share of common stock is entitled to provide a vote on each matter submitted for stockholder vote.

How do I vote?

You can vote electronically at the virtual Annual Meeting or submit a proxy prior to the meeting to have your shares represented without attending the virtual meeting. The shares represented by a properly executed proxy will be voted as you direct. To submit a proxy, you must follow the instructions provided in this proxy statement and in the Notice. You may vote via the Internet, regular mail or by calling the telephone number provided in the Notice, and you will be asked to enter your control number. If you request a printed copy of these materials, you may also vote by filling out and signing the proxy or voting instruction card enclosed therein and returning it by mail in the envelope provided. Please make your request for a copy as instructed in the Notice.

If you submit a signed proxy but do not indicate any voting instructions, your shares will be voted FOR the execution of an alternate strategy and pivot the Company into self-storage, FOR the ratification of the selection of CBIZ CPAs as the Company’s independent registered public accounting firm for fiscal 2023 and 2024, and FOR the election of the director nominees named in this proxy statement.

You can revoke your proxy any time before it is voted by written notice delivered to the Company’s Secretary by timely delivery of a later signed proxy (including via the Internet,

regular mail, or telephone), or by voting electronically at the virtual meeting. Attendance at the virtual meeting alone is not sufficient to revoke your proxy. You must also vote your shares to revoke your proxy.

What is a proxy?

A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you submit your proxy, you are appointing Gerald W. Haddock, David Wheeler and Michael Racusin, each of them, as your proxy, and you are giving each permission to vote your shares of common stock at the 2025 Annual Meeting.

What is a quorum?

A quorum is the presence virtually, or by proxy, or directly or indirectly by proxy, of a majority of all votes entitled to be cast at the 2025 Annual Meeting on any matter. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

As of the new Record Date, there were 185,910,182 common shares outstanding and entitled to vote. Accordingly, 92,955,092 common shares must be represented in person (virtually) or by proxy at the 2025 Annual Meeting to constitute a quorum.

Your shares will be counted towards the quorum if you vote in person (virtually) at the 2025 Annual Meeting or if you submit a valid proxy by mail or internet (or one is submitted on your behalf by your broker, bank or other agent). Additionally, “WITHHOLD” votes, abstentions and broker non-votes, as described below, will also be counted towards the quorum requirement. If there is no quorum, the chairman of the 2025 Annual Meeting may adjourn the meeting until a later date.

What if I already voted?

If you have already noted, the Board of Directors has determined to accept your vote for all of your shares, which is your total shares after giving effect to common shares issued to you as a result of the Flip-In Event and redemption of Rights discussed above.

If you have already voted, thank you. You do NOT need to vote again.

You can revoke your proxy at any time by following the instructions described above and in the Proxy Statement.

If I have not voted, will I receive a new White Proxy Card?

The Board of Directors has determined to accept your vote for all of your shares, which is your total shares after giving effect to common shares issued to you as a result of the Flip-In Event and redemption of Rights discussed above.

If you have not voted, you may vote on the White Proxy Card you received.

Whom should I call if I have any questions?

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or voting instructions, you should contact:

Investor Relations
601 Sawyer, Suite 600
Houston, Texas 77007
Call toll free 844-202-6616

Where can I find more information?

We are required to file annual, quarterly, current reports and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. The Company was not able to file its Form 10-K for the years ending December 31, 2024 or December 31, 2023 due to its inability to prepare audited financial statements, which continues to this day. The Company has not filed any periodic reports, specifically Quarterly Reports on Form 10-Q, since November 2023.

Our website is www.silverstarreit.com. Although the information contained on our website is not and should not be considered part of this Proxy Statement, you can view additional information on the website, such as our charters of Board committees and filings with the SEC. A copy of any of these documents may be obtained free of charge by writing to Silver Star Properties REIT, 601 Sawyer, Suite 600, Houston, Texas 77007, Attention: Investor Relations.

OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY

Ownership of equity securities in the Company as presented in the Definitive Proxy Statement dated May 29, 2025 is restated below to reflect the changes resulting from the Flip-In event and redemption of Rights under the Rights Plan discussed above.

The following table sets forth information as of the new Record Date, the beneficial ownership of our common stock by (1) each person known by us to be the beneficial owner of 5% or more of the outstanding shares of common stock, (2) each of our directors, (3) each of our Named Executive Officers (“NEOs”), and (4) all of our directors and executive officers as a group. The percentage of beneficial ownership set forth in the table below is calculated based on 185,910,182 shares of our common stock outstanding as of the new Record Date. The address of each beneficial owner listed below is c/o Silver Star Properties REIT, Inc., 601 Sawyer, Suite 600, Houston, Texas 77007.

Name (1)	Shares Beneficially Owned	Percent of Common Stock
Gerald W. Haddock (2)	3,026,834	1.63%
Jack I. Tompkins (2)	427,645	0.23%
James S. Still (2)	26,834	0.01%
David T. Wheeler (3)	36,000	0.02%
Louis T. Fox, III	-	0.00%
All Officers and Directors as a group	3,517,313	1.89%

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) The Performance Units granted pursuant to the Hartman XX Limited Partnership 2023 Incentive Award Plan issued and outstanding as of December 31, 2024 have no monetary value and no voting power unless and until the profits interest requirements of the Plan are achieved, if ever.

(3) All shares are held by a living trust.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
The Company has filed with the SEC a definitive proxy statement on Schedule 14A on May 29, 2025, containing relevant documents with respect to its solicitation of proxies for the Company’s 2025 Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company website at www.silverstarreit.com.

Participants in the Solicitation

Silver Star and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the 2025 Annual Meeting. Information regarding Silver Star’s directors and executive officers is contained in the definitive proxy statement. As of June 20, 2025, the Silver Star Executive Committee, current directors, other than Allen Hartman, and executive officers beneficially owned approximately 3,517,313 shares, or 1.89%, of Silver Star common stock. Additional information regarding the interests of such participants is included in the definitive proxy statement and is available free of charge at the SEC’s website at www.sec.gov.

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Forward-Looking Statements: This message contains a number of forward-looking statements. Because such statements include a number of risks, uncertainties, and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements, and investors should not place undue reliance on any such statements. Forward-looking statements can often be identified by words such as “continues,” “can,” expect,” “intend,” “will,” “anticipate,” “estimate,” “may,” “plan,” “believe” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s search for a new auditor and its hope that a new auditor can be engaged in the near future and that its annual report on Form 10-K can be completed and publicly filed; the continuation of the examination of the current operations of Southern Star; the Company’s intent to consider various alternatives, including the possible sale of Southern Star, the sale of specific assets within individual DSTs and dissolution of the respective trusts, and/or the outsourcing of various aspects of Southern Star’s operations; the Company’s plan to update investors with respect to the status of Southern Star as appropriate; the Company’s expectations and beliefs regarding the Hartman litigation; the timing and ultimate resolution of the various litigation, fight for corporate control and other matters involving Hartman; the continued execution of the Company’s strategy of pivoting into the self-

storage space; the Company’s continual evaluation of its legacy assets in order to maximize shareholder value; the Company’s policy to not dispose of any asset for less than its maximum determinable value and to maximize earnings and value; the implications to the Company of the assignment of an OTC trading symbol for its common stock; whether the Company may be subject to certain FINRA rules; any actions the Company may need to take to comply with any FINRA rules; the Company’s continual evaluation of various options to provide greater shareholder liquidity, including its intention to seek listing of its common stock on a securities exchange or admission to over-the-counter trading, a public offering, a listing of the common stock on an exchange or admission to OTC trading without a public offering, and merger and/or acquisition opportunities; the Company’s belief that further legal action could ensue to unwind the issuance of common shares under the Rights Plan if Hartman prevails in his efforts to set aside or invalidate the Rights Plan or to cause the dilutive issuance of additional common shares to Hartman, as well as any further action Hartman may take to prevent other Company shareholders from receiving benefits under the Rights Plan. None of the foregoing are guarantees or assurances of future outcomes or results and all are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this material. Forward-looking statements in this press release speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any such statements that may become untrue because of subsequent events. Such forward-looking statements are subject to the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.